SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549

                                        FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported)
                                      July 19, 2000
                             ----------------------------------


                           SALOMON SMITH BARNEY HOLDINGS INC.
                 (Exact name of registrant as specified in its charter)



     New York                        1-4346                  11-2418067
(State or other              (Commission File Number)     (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY              10013
              (Address of principal executive offices)        (Zip Code)



                                   (212) 816-6000
               (Registrant's telephone number, including area code)

                                SALOMON SMITH BARNEY HOLDINGS INC.
                                    Current Report on Form 8-K



Item 5.  Other Events


Results of Operations
(Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. for the three and six month periods ended June 30, 2000 and 1999 and provides certain additional financial information. Certain prior period amounts have been reclassified or restated to conform to current period presentation.


                          SALOMON SMITH BARNEY HOLDINGS INC.
                                SELECTED FINANCIAL DATA
                           (Unaudited, dollars in millions)


                                                                        June 30,
                                                                  ------------------
                                                              2000                  1999
                                                              ----                  ----

Total stockholder's equity                                $  10,276             $   9,585

Total assets under fee-based management (1)               $ 427,700             $ 357,900


                                                                   Three                          Six
                                                                Months Ended                 Months Ended
                                                                  June 30,                      June 30,
                                                            2000            1999         2000            1999
Revenues:

 Commissions                                              $1,020         $   905       $2,333          $1,808
 Investment banking                                          834             771        1,747           1,435
 Asset management and administration fees                    820             652        1,598           1,265
 Principal transactions                                      640             704        1,503           1,682
 Other                                                       107              52          239             118
                                                          ------          ------       ------          ------
   Total noninterest revenues                              3,421           3,084        7,420           6,308
                                                          ------          ------       ------          ------
 Interest and dividends                                    3,933           2,866        7,262           5,479
 Interest expense                                          3,468           2,414        6,410           4,663
                                                          ------          ------       ------          ------

   Net interest and dividends                                465             452          852             816
                                                          ------          ------       ------          ------

   Revenues, net of interest expense                       3,886           3,536        8,272           7,124
                                                          ------          ------       ------          ------

Noninterest expenses:

 Compensation and benefits                                 2,072           1,753        4,138           3,598
 Floor brokerage and other production                        153             125          301             224
 Communications                                              159             114          295             236
 Occupancy and equipment                                     137             108          259             219
 Advertising and market development                          113              83          210             155
 Professional services                                        86              56          154             110
 Other operating and administrative expenses                 190             195          358             359
 Restructuring credit                                          -               -            -            (211)
                                                          ------          ------       ------          ------
   Total noninterest expenses                              2,910           2,434        5,715           4,690
                                                          ------          ------       ------          ------

   Income before income taxes and cumulative
    effect of change in accounting principle                 976           1,102        2,557           2,434

Provision for income taxes                                   318             406          911             894
                                                          ------          ------       ------          ------

Income before cumulative effect
 of change in accounting principle                           658             696        1,646           1,540
                                                          ------          ------       ------          ------

Cumulative effect of change in accounting
 principle (net of tax benefit of $12)                         -               -            -             (15)
                                                          ------          ------       ------          ------

Net income                                                $  658          $  696       $1,646          $1,525
                                                          ======          ======       ======          ======


(1)  Includes jointly managed assets of $57,000 and $41,000 as of June 30, 2000 and 1999, respectively.




                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: July 19, 2000                        SALOMON SMITH BARNEY HOLDINGS INC.




                                              By:    /s/Michael J. Day
                                                        Michael J. Day
                                                         Controller